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                                                              EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


        We consent to the incorporation by reference in this Form 10-K of Allegheny Teledyne Incorporated of our report dated January 22, 1997, included in the 1996 Annual Report to Stockholders of Allegheny Teledyne Incorporated.

        We also consent to the incorporation by reference in Registration Statements 333-8235, 333-10225, 333-10227, 333-10229 and 333-10245 of Allegheny
Teledyne Incorporated of our report dated January 22, 1997, with respect to the consolidated financial statements incorporated herein by reference.


                                           ERNST & YOUNG LLP


Pittsburgh, Pennsylvania
March 27, 1997